NUVEEN MID CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2023

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2023

Casey R. Weston, CFA, Senior Director, has been named a portfolio manager of Nuveen Mid Cap Growth Opportunities Fund. Gregory J. Ryan and Bihag N. Patel will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCGOS-0323P